UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

330 Primrose Road, Suite 500 Burlingame, California	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CBRGW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in its definitive proxy statement (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on May 2, 2023, Chain Bridge I (the “Company”) will hold an extraordinary general meeting of its shareholders on May 12, 2023 (the “Special Meeting”) to consider and vote upon the Extension Proposal (as defined in the Definitive Proxy Statement) and, if necessary, the Adjournment Proposal (as defined in the Definitive Proxy Statement).

On May 10, 2023, the Company, Chain Bridge Group, the sponsor of the Company (the “Sponsor”), and CB Co-Investment LLC (“CB Co-Investment”) entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with one or more unaffiliated third party or parties in exchange for each such third party or third parties agreeing not to redeem 400,000 ordinary shares of the Company sold in its initial public offering (the “Non-Redeemed Shares”) at the Special Meeting. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor and CB Co-Investment, as applicable, have agreed to transfer, to each such third party purchaser(s) 100,000 ordinary shares of the Company held by the Sponsor or CB Co-Investment, as applicable, plus up to an additional 50,000 ordinary shares of the Company held by the Sponsor or CB Co-Investment, as applicable, with such number of additional ordinary shares of the Company to be determined based upon the date of the consummation of the Company’s initial business combination. Such transfer of ordinary shares of the Company shall be effected immediately following the consummation of the Company’s initial business combination if such third party or third parties continue to hold the Non-Redeemed Shares through the Special Meeting, The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by Company shareholders but will increase the amount of funds that remain in the Company’s trust account following the Special Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Neither the Sponsor nor the Company’s directors or executive officers beneficially owned any Public Shares (as defined in the Definitive Proxy Statement) as of the Record Date (as defined in the Definitive Proxy Statement), but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of the Definitive Proxy Statement at prices not to exceed the per-share pro rata portion of the Trust Account on May 9, 2023 described below. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will not be voted in favor of the Extension Proposal.

The Company expects that the third party purchaser(s) under the Non-Redemption Agreements to purchase at least 175,000 ordinary shares of the Company in the open market and/or through negotiated private transactions and elect not to redeem such shares in connection with the Special Meeting. Any such open market and/or privately negotiated purchases shall be effected at purchase prices that are no greater than the per share pro rata portion of the Trust Account.

The per-share pro rata portion of the Trust Account on May 9, 2023 after taking into account taxes owed but not paid by such date was approximately $10.49 per Public Share. The closing price of the Company’s ordinary shares on May 10, 2023 was $10.42.

As of the close of business on May 10, 2023, the Company has received redemption requests in connection with the Special Meeting with respect to 19,804,604 ordinary shares of the Company.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Okapi Partners, at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, Toll-Free (855) 208-8903 or (212) 297-0720, Email: info@okapipartners.com.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

CHAIN BRIDGE I

By:	/s/ Michael Rolnick
Name:	Michael Rolnick
Title:	Chief Executive Officer